[FRONT COVER]

Oppenheimer U.S. Government Trust
Annual Report August 31, 1996

[PICTURE OF WALK IN PARK]

                                   "We need

                                   monthly

                                   income,

                                   and we need

                                   to feel

                                   comfortable

                                   about how

                                   our money

                                   is invested."

[Logo] OppenheimerFunds(R)

Yield

Standardized Yield(3)

For the 30 Days Ended 8/31/96:

Class A
5.99%

Class B
5.49%

Class C
5.52%

Beat the Average

Cumulative Total Return for the
3-Year Period Ended 8/31/96:

Oppenheimer U.S. Government
Trust Class A (at net asset value)(1)

13.63%

Lipper General U.S. Government
Funds Average(4)

8.94%


This Fund is for people who want monthly income and feel secure with a fund emphasizing U.S. government-backed securities.

How Your Fund Is Managed

Oppenheimer U.S. Government Trust seeks high current income and safety of principal by investing primarily in a portfolio of fixed-income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

     While an investment in the Fund is neither insured nor guaranteed, and its share prices and dividends fluctuate in value, the fact that most of the securities in the Fund's portfolio are government-backed means investors enjoy superior credit safety and assurance of timely payment to the Fund of principal and interest on those securities.

     In addition, the Fund is designed to provide higher income than more conservative fixed-income investments.

Performance

Total return at net asset value for the 12 months ended 8/31/96 was 4.47% for Class A shares, 3.62% for Class B shares and 3.67% for C shares.1

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10-year periods ended 8/31/96 were (0.49)%, 5.66% and 6.72%, respectively. For Class B shares, average annual total returns for the 1-year period and since inception on 7/21/95 were (1.25)% and 1.05%, respectively. For Class C shares, average annual total returns for the 1-year period ended 8/31/96 and since inception on 12/1/93 were 2.70% and 4.02%, respectively.(2)

Outlook

"Our outlook for the Fund remains strong. We expect to see steady economic growth and we believe inflation will remain in check throughout the year. This type of environment is good for financial markets in general, but is especially positive for our Fund which seeks high yield while reducing volatility. We expect to successfully meet this goal in the coming months."


                                              David Rosenberg, Portfolio Manager
                                                                 August 31, 1996



Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 8/31/95, 8/31/91 and 8/31/86, after deducting the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the period shown, and actual investment results will be different as a result of the change. Class B returns show results of hypothetical investments on 8/31/95 and 7/21/95 (inception of class), after the deduction of the applicable contingent deferred sales charges of 5% (1-year) and 4% (since inception). Class C returns show results of hypothetical investments on 8/31/95 and 12/1/93 (inception of class), after the deduction of the 1% contingent deferred sales charge for the 1-year result. When such returns are calculated in the same manner for the period ended 9/30/96, they are as follows: for Class A shares, 0.10%, 5.63% and 7.00% for the 1-, 5- and 10-year periods; for Class B shares, (0.64)% and 2.26% for the 1-year period and since inception; and for Class C shares, 3.43% and 6.15% for the 1-year period and since inception. An explanation of the different performance calculations is in the Fund's prospectus.

3. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 8/31/96, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

4. Source: Lipper Analytical Services, 8/31/96, an independent mutual fund monitoring service. The Lipper total return average for the 3-year period was for 106 general U.S. government funds. The average is shown for comparative purposes only. Oppenheimer U.S. Government Trust is characterized by Lipper as a general U.S. government fund. Lipper performance does not take sales charges into consideration.

2  Oppenheimer U.S. Government Trust

[PHOTO-BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
U.S. Government Trust

Dear Shareholder,

While it's true that the first half of this year was difficult for most bond investors, mainly due to rising interest rates and concerns about inflation, we remain confident that the general long-term trend is for moderate economic growth and low inflation, which should help to stabilize and even lower interest rates over time. Though we still anticipate that interest rates will fluctuate over the near term, our outlook for the rest of the year remains positive.

     During the first six months of this year, investors were concerned that economic growth appeared to be accelerating. Unemployment was at a six-year low, industrial production was up, and even retail sales showed unexpected strength. In addition, because the stock market was performing so well, many investors felt they had more spendable income, they felt more prosperous, and sales of big-ticket items such as homes and cars increased. While much of this data seems to indicate that economic growth is picking up, we believe that in today's world, faster economic growth may not necessarily mean higher inflation. In fact, we believe that inflation is likely to remain under control for the following three reasons: the Federal Reserve's conservative monetary policy over the last few years; the declining federal government deficit; and higher corporate productivity that has caused unit labor costs to grow more slowly than they have in the past.

     With the yield on today's 30-year Treasuries hovering around 7%, bonds clearly offer a significant value. Typically, the yield on a bond is compared to the current inflation rate, which is now about 3%. This "spread" of approximately four percentage points between bond yields and inflation is considered very generous by historical standards. So, even if interest rates stay where they are, bonds still would offer significant value for today's investors. If, on the other hand, interest rates were to fall, as we expect they will, bond values would appreciate.

     Finally, the recent swings in the stock market have captured the attention of many investors who had their assets invested primarily in stocks and has given new life to the fixed-income market. The more volatile the stock market is, the more attractive bonds appear in the portfolios of many investors, particularly those who are nearing retirement. In addition, because the prices of bonds are lower, we feel they are a good buy. Given the current market circumstances, diversifying into other asset classes, rather than relying solely on equities, may make more sense now than ever before.

     Your portfolio managers discuss the outlook for your Fund in the light of these broad issues on the following pages. Thank you for your confidence in OpppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ Bridget A. Macaskill

Bridget A. Macaskill


September 20, 1996

The Board of Trustees recently decided to change the fiscal year end of this Fund from June 30 to August 31 in order to facilitate the auditing process. Due to this change, the next shareholder report you receive will cover the six-month period ending February 28, 1997.

3  Oppenheimer U.S. Government Trust

Q + A

An interview with your Fund's managers.

Q How has
the Fund
performed?

How has the Fund performed over the period?

The Fund's Class A shares have finished 11th out of 170 general U.S. government bond funds ranked by Lipper Analytical Services based on average annual total return for the 1-year period ending August 31, 1996.1 This is good performance, and it demonstrates the value of our income focused investment approach, which is high yield while reducing volatility. By providing competitive returns when the market rose, and limiting our volatility when the market moved downward, we outperformed the majority of our peers.

What factors made positive contributions to performance?

Sound performance in both "normal" and down markets is of critical importance to the long-term success of our Fund. To provide investors with the kind of performance they expect, we limited the overall portfolio duration for the portfolio as a whole. This defensive structure made the portfolio less sensitive to the fluctuations in interest rates, and is one of the primary reasons for our strong performance this period.

      Also contributing to our strong performance was our heavy reliance on mortgage-backed securities. As much as 80% to 85% of the portfolio, at certain periods over the last twelve months, was invested in mortgage-backed securities. As interest rates have stabilized, opportunities in the mortgage sector have improved primarily because of the reduction of prepayments risks due to higher rates. Equally important, our investment in mortgage-backed bonds helped to keep our income profile high. As the value of real estate has improved, non-agency mortgage-backed securities


1. Source: Lipper Analytical Services, 8/31/96. Oppenheimer U.S. Government Trust Class A shares for the 5-year period ended 8/31/96 was 26th out of 71 funds, and for the 10-year period ended 8/31/96, the Fund was 10th out of 38 funds in the category. Oppenheimer U.S. Government Trust is characterized by Lipper as a general U.S. government fund. Lipper does not take sales charges into consideration.

2. The portfolio is subject to change. Non-agency mortgage-backed securities are neither insured nor guaranteed by any government agency.


4  Oppenheimer U.S. Government Trust

[VARIOUS PHOTOS]

Facing page

Top left: David Rosenberg,
Portfolio Manager

Top right: Art Steinmetz, Senior VP,
Fixed Income Investments Portfolio
Management Team

Bottom: Len Darling, Executive VP,
Director of Fixed Income Invest-
ments, consults with Jon Fossel

This page

Top: David Rosenberg with Gina
Palmieri, Mortgage Analyst

Bottom: David Rosenberg with
Leslie Falconio and Gina Palmieri,
Members of Fixed Income Invest-
ments Team

A We
outperformed
the majority
of our peers.

have performed admirably in the past six months.(2)

Which investments didn't perform as well as expected?

We didn't have any disappointments, as the Fund performed at, or above, our expectations. However, we could have further enhanced the Fund's performance with a higher concentration of non-agency mortgage-backed securities.

What areas of the market are you currently targeting?

We continue to add to our holdings of mortgage-backed securities as interest rates show signs of stabilizing. When rates are stable to rising, mortgages perform well because people are more inclined to prepay their mortgages than they would if rates were falling. Mortgage-backed securities also provide extra yield compared to more creditworthy Treasuries.

     Furthermore, we've begun to position our investments in the intermediate range of the yield curve. This is a change from our previous approach of "barbelling" the maturities in which we combined very short-term with longer-term maturities to achieve our targeted intermediate maturity.

What is your outlook for the Fund?

Our outlook for the Fund remains strong. We expect to see steady economic growth and we believe inflation will remain in check throughout the year. Therefore, we envision a climate where interest rates remain in a stable range. This type of environment is good for financial markets in general, but is especially positive for our Fund, which seeks high yield while reducing volatility. We expect to successfully meet this goal in the coming months. []



5  Oppenheimer U.S. Government Trust


                    Statement of Investments   August 31, 1996

                                                                                                        Face           Market Value
                                                                                                        Amount         See Note 1
====================================================================================================================================
Mortgage-Backed Obligations--105.5%
------------------------------------------------------------------------------------------------------------------------------------
Government Agency--94.7%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/
Sponsored--68.0%
                    Federal Home Loan Mortgage Corp.:
                    Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates:
                    14%, 1/1/11                                                                    $      512,994    $      603,533
                    Series 1061, Cl. L, 6.65%, 4/15/21                                                 10,750,000        10,229,270
                    7.50%, 5/1/26                                                                      20,129,582        19,689,952
                    Series 1065, Cl. H, 8.50%, 10/15/19                                                 1,208,603         1,227,857
                    Series 0192, Cl. H, 9%, 7/15/21                                                     1,539,472         1,568,338
                    9.50%, 12/1/02--11/1/03                                                               507,713           528,603
                    Series 5, Cl. Z, 9%, 5/15/19                                                        3,191,469         3,315,389
                    Gtd. Real Estate Mtg. Investment Conduit
                    Pass-Through Certificates, Series 1548, Cl. C, 7%, 4/15/21                          3,000,000         2,775,000
                    Gtd. Multiclass Mtg. Participation Certificates:
                    11.50%, 6/1/20                                                                      1,343,525         1,523,642
                    13%, 8/1/15                                                                         2,270,297         2,679,661
                    Series 1347, Cl. I, 8%, 8/15/22                                                    10,000,000         9,906,200
                    Series 1455, Cl. J, 7.50%, 12/15/22                                                 5,000,000         4,848,400
                    Interest-Only Stripped Mtg.-Backed Security,
                    Trust 177, Cl. B, 15.333%--15.447%, 7/15/26(1)                                     98,281,338        37,224,057
                    ----------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn.:
                    11%, 7/1/16                                                                         1,639,309         1,832,953
                    11.50%, 11/1/15                                                                     1,258,946         1,419,463
                    7%, 8/1/25--5/1/26                                                                 57,007,637        54,279,433
                    7%, 9/15/26(2)                                                                     10,000,000         9,515,600
                    7.50%, 8/1/25                                                                       4,619,678         4,523,450
                    7.50%, 9/15/26(2)                                                                  31,500,000        30,771,720
                    8%, 9/15/26(2)                                                                     34,000,000        33,989,460
                    8.50%, 9/15/26(2)                                                                  36,500,000        37,173,060
                    ----------------------------------------------------------------------------------------------------------------
                    Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
                    Investment Conduit Pass-Through Certificates:
                    Series 1992-103, Cl. JB, 10.50%, 11/25/20                                          10,000,000        11,040,600
                    13%, 11/1/12                                                                          173,005           201,640
                    Series 1991-176, Cl. PL, 7%, 12/25/21                                              29,617,000        27,349,226
                    8%, 12/1/22                                                                         2,904,616         2,915,335
                    8.75%, 11/25/05--12/25/20                                                          30,000,000        31,031,680
                    Series G92-42, Cl. C, 7%, 9/25/19                                                     456,912           455,624
                    Gtd. Mtg. Pass-Through Certificates, 12%, 4/15/19                                   1,555,172         1,790,393
                    Gtd. Multiclass Mtg. Participation Certificates, Series 1989-4,
                       Cl. D, 10%, 2/25/19                                                              3,000,000          3,317,790
                    ----------------------------------------------------------------------------------------------------------------
                    Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
                    Series 1992-132, Cl. PJ, 8%, 7/25/19                                               18,000,000        18,191,160
                    Series 1990-18, Cl. K, 9.60%, 3/25/20                                               5,000,000         5,473,400
                    Series 1992-112, Cl. ED, 4%, 12/25/20                                               3,000,000         2,546,250
                    ----------------------------------------------------------------------------------------------------------------
                    Interest-Only Stripped Mtg.-Backed Security:
                    Trust 177, Cl. B, 9.997%, 1/1/24(1)                                                 6,278,865         2,193,679
                    Trust 218, Cl. 2, 12.666%, 4/1/23(1)                                                6,796,442         2,316,100
                    Principal-Only Stripped Mtg.-Backed Security, Trust 4, Cl. J, 2.715%, 9/25/22(3)    3,400,000         1,568,250
                                                                                                                     ---------------
                                                                                                                        380,016,168
------------------------------------------------------------------------------------------------------------------------------------
                    GNMA/Guaranteed--26.7%
                    Government National Mortgage Assn.:
                    10%, 6/15/16--8/15/19                                                               3,735,250         4,093,536
                    10.50%, 1/15/98--5/15/21                                                            8,810,561         9,749,851
                    11%, 7/20/20                                                                          125,251           140,790
                    11.50%, 1/15/98--4/15/13                                                              146,676           162,196
                    12%, 12/15/12--3/15/14                                                                 67,332            77,762

                    6  Oppenheimer U.S. Government Trust


                                                                                                          Face         Market Value
                                                                                                          Amount       See Note 1
====================================================================================================================================
GNMA/Guaranteed
(continued)
------------------------------------------------------------------------------------------------------------------------------------
                    12.50%, 1/15/14--6/15/19                                                       $    1,249,820    $    1,455,523
                    13%, 4/15/11--12/15/14                                                                174,697           206,238
                    13.50%, 4/15/11--8/15/14                                                              217,270           258,996
                    14%, 6/15/11                                                                           44,099            53,429
                    15%, 7/15/11--9/15/12                                                                 194,694           239,268
                    6.50%, 11/15/23--12/15/23                                                           1,977,758         1,833,368
                    7%, 2/15/22--10/15/23                                                              10,181,250         9,726,719
                    7.125%, 4/20/17                                                                       389,891           394,949
                    7.25%, 12/15/05                                                                        41,365            41,134
                    7.50%, 10/15/06--7/15/26                                                           22,245,983        21,776,785
                    7.50%, 9/15/26(2)                                                                  59,750,000        58,312,415
                    8%, 4/15/02--5/15/25                                                                3,530,234         3,573,074
                    8%, 9/15/26(2)                                                                     30,000,000        29,990,700
                    8.25%, 4/15/08                                                                        149,304           152,636
                    8.50%, 6/15/01--1/15/06                                                               129,358           133,931
                    9%, 9/15/08--5/15/09                                                                  525,975           557,275
                    9.50%, 4/15/01--1/15/20                                                             1,484,741         1,598,182
                    ----------------------------------------------------------------------------------------------------------------
                    U.S. Department of Veterans Affairs, Interest-Only Gtd.
                    Real Estate Mtg. Investment Conduit Pass-Through Certificates,
                    Vendee Mtg. Trust, Series 1995-2B, Cl. 2-IO, 26.274%, 6/15/25(1)                  134,650,312         4,760,023
                                                                                                                     ---------------
                                                                                                                        149,288,780
------------------------------------------------------------------------------------------------------------------------------------
Private--10.8%
------------------------------------------------------------------------------------------------------------------------------------
Commercial--7.9%
                    FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
                    Pass-Through Certificates, Series 1994-C1, Cl. 2-G, 8.70%, 9/25/25(4)               3,000,000         2,989,688
                    ----------------------------------------------------------------------------------------------------------------
                    Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
                    Series 1995-C2, Cl. C, 7.882%, 6/15/21(5)                                           2,757,008         2,739,777
                    ----------------------------------------------------------------------------------------------------------------
                    Morgan Stanley Capital I, Inc.:
                    Collateralized Mtg. Obligations, Cl. C, 7.95%, 8/15/27(4)                           5,014,988         4,952,301
                    Commercial Mtg. Pass-Through Certificates,
                    Series 1996-C1, Cl. D-1, 7.51%, 2/15/28(4)(5)                                       3,000,000         2,820,000
                    ----------------------------------------------------------------------------------------------------------------
                    Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                    Series 1992-C5, Cl. C, 8.85%, 5/25/22                                               7,316,813         7,468,866
                    Series 1993-C1, Cl. D, 9.45%, 5/25/24                                               1,183,001         1,209,989
                    Series 1994-C1, Cl. C, 8%, 6/25/26                                                  7,075,000         7,048,469
                    Series 1994-C2, Cl. D, 8%, 4/25/25                                                  2,869,093         2,868,197
                    Series 1995-C1, Cl. D, 6.90%, 2/25/27                                               7,677,000         6,942,887
                    ----------------------------------------------------------------------------------------------------------------
                    SC Commercial Mortgage Pass-Through Certificates,
                    Series 93-01, Cl. A1, 6.65%, 11/28/13(4)                                            1,840,968         1,768,192
                    ----------------------------------------------------------------------------------------------------------------
                    Structured Asset Securities Corp., Multiclass Pass-Through
                    Certificates, Series 1996-CFL, Cl. D, 7.034%, 2/25/28                               3,700,000         3,515,000
                                                                                                                     ---------------
                                                                                                                         44,323,366
------------------------------------------------------------------------------------------------------------------------------------
Multi-Family--2.2%
                    Countrywide Funding Corp., Series 1993-12, Cl. B1, 6.625%, 2/25/24                  3,000,000         2,614,453
                    ----------------------------------------------------------------------------------------------------------------
                    CS First Boston Mortgage Securities Corp., Mtg
                    Pass-Through Interest-Only Certificates, Series 94-M1:
                    Cl. A-X, 0.52%, 2/15/02(1)(4)                                                      88,100,000            27,531
                    Cl. B-X, 0.61%, 2/15/02(1)(4)                                                      19,300,000             6,031
                    Cl. C-X, 0.66%, 2/15/02(1)(4)                                                      15,400,000             4,813
                    Cl. D-X, 0.82%, 2/15/02(1)(4)                                                       2,968,000               928

                    7  Oppenheimer U.S. Government Trust

                    Statement of Investments   (Continued)


                                                                                                          Face         Market Value
                                                                                                          Amount       See Note 1
====================================================================================================================================
Multi-Family (continued)
------------------------------------------------------------------------------------------------------------------------------------
                    DLJ Mortgage Acceptance Corp., Series 1996-CF1, Cl. B2, 8.27%, 3/13/28(4)      $    2,000,000    $    1,911,563
                    ----------------------------------------------------------------------------------------------------------------
                    Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                    Series 1991-M5, Cl. A, 9%, 3/25/17                                                  6,487,495         6,643,601
                    Series 1992-M4, Cl. B, 7.20%, 9/25/21                                               1,028,368         1,026,440
                                                                                                                     ---------------
                                                                                                                         12,235,360
------------------------------------------------------------------------------------------------------------------------------------
Residential--0.7%
                    Prudential Home Mortgage Securities Corp., Sub. Fixed Rate Mtg.
                    Securities, Real Estate Mtg. Investment Conduit Pass-Through
                    Certificates, Series 1995-A, Cl. B2, 8.684%, 3/28/25(4)(5)                          1,484,273         1,474,070
                    ----------------------------------------------------------------------------------------------------------------
                    Residential Funding Corp., Mtg. Pass-Through Certificates,
                    Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                             2,206,543         2,245,158
                                                                                                                     ---------------
                                                                                                                          3,719,228
                                                                                                                     ---------------
                    Total Mortgage-Backed Obligations (Cost $590,280,548)                                               589,582,902
====================================================================================================================================
U.S. Government Obligations--29.9%
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds:
                    7.125%, 2/15/23                                                                     8,643,000         8,499,845
                    7.50%, 11/15/24                                                                    25,000,000        25,781,250
                    ----------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts.:
                    6%, 8/31/97                                                                        54,000,000        54,033,750
                    7.25%, 11/15/96(6)                                                                 19,321,000        19,393,454
                    7.75%, 1/31/00                                                                     26,800,000        27,721,250
                    8%, 1/15/97                                                                        17,300,000        17,456,771
                    9.125%, 5/15/99                                                                     3,500,000         3,723,125
                    9.25%, 8/15/98                                                                      6,750,000         7,102,261
                    STRIPS, Zero Coupon, 7.03%, 8/15/16(7)                                             15,000,000         3,479,848
                                                                                                                     ---------------
                    Total U.S. Government Obligations (Cost $172,414,790)                                               167,191,554
------------------------------------------------------------------------------------------------------------------------------------
                    Total Investments, at Value (Cost $762,695,338)                                         135.4%      756,774,456
------------------------------------------------------------------------------------------------------------------------------------
                    Liabilities in Excess of Other Assets                                                   (35.4)     (198,029,864)
                                                                                                   --------------    --------------
                    Net Assets                                                                              100.0%   $  558,744,592
                                                                                                   ==============    ==============

                    1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. Interest-Only Strips amount to $46,533,162 or 8.33% of the Fund's net assets at August 31, 1996.

                    2. When-issued security to be delivered and settled after August 31, 1996.

                    3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

                    4. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,955,117 or 2.86% of the Fund's net assets, at August 31, 1996.

                    5. Represents the current interest rate for a variable rate security.

                    6. Securities with an aggregate market value of $3,513,125 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

                    7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

                    See accompanying Notes to Financial Statements.

                    8  Oppenheimer U.S. Government Trust


                    Statement of Assets and Liabilities   August 31, 1996
====================================================================================================================================
Assets              Investments, at value (cost $762,695,338)--see accompanying statement                              $756,774,456
                    ----------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                     52,363
                    ----------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest and principal paydowns                                                                       6,849,108
                    Daily variation on futures contracts--Note 5                                                            992,753
                    Shares of beneficial interest sold                                                                      372,004
                    ----------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    12,911
                                                                                                                       ------------
                    Total assets                                                                                        765,053,595

====================================================================================================================================
Liabilities         Payables and other liabilities:
                    Investments purchased on a when-issued basis--Note 1                                                202,264,794
                    Shares of beneficial interest redeemed                                                                2,339,774
                    Dividends                                                                                               695,742
                    Daily variation on futures contracts--Note 5                                                            485,938
                    Distribution and service plan fees                                                                      229,663
                    Trustees' fees                                                                                          226,045
                    Shareholder reports                                                                                      45,139
                    Other                                                                                                    21,908
                                                                                                                       ------------
                    Total liabilities                                                                                   206,309,003
====================================================================================================================================
                    Net Assets                                                                                         $558,744,592
                                                                                                                       ============
====================================================================================================================================
Composition of
Net Assets
                    Paid-in capital                                                                                    $584,946,382
                    ----------------------------------------------------------------------------------------------------------------
                    Overdistributed net investment income                                                                   (90,989)
                    ----------------------------------------------------------------------------------------------------------------
                    Accumulated net realized loss on investment transactions                                            (22,059,013)
                    ----------------------------------------------------------------------------------------------------------------
                    Net unrealized depreciation on investments--Notes 3 and 5                                            (4,051,788)
                                                                                                                       ------------
                    Net assets                                                                                         $558,744,592
                                                                                                                       ============
====================================================================================================================================
Net Asset Value
Per Share
                    Class A Shares:
                    Net asset value and redemption price per share (based on net assets of
                    $503,693,372 and 54,553,161 shares of beneficial interest outstanding)                             $       9.23
                    Maximum offering price per share (net asset value plus sales charge of 4.75% of
                    offering price)                                                                                    $       9.69
                    ----------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net
                    assets of $36,504,488 and 3,957,387 shares of beneficial interest outstanding)                     $       9.22
                    ----------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net
                    assets of $18,546,732 and 2,011,022 shares of beneficial interest outstanding)                     $       9.22


                    See accompanying Notes to Financial Statements.

                    9  Oppenheimer U.S. Government Trust


                    Statements of Operations                                                     Two Months             Year Ended
                                                                                                 Ended Aug. 31,         June 30,
                                                                                                 1996(1)                1996
====================================================================================================================================
Investment Income  Interest                                                                       $7,376,473            $39,641,998
====================================================================================================================================
Expenses           Management fees--Note 4                                                           569,144              2,946,711
                   -----------------------------------------------------------------------------------------------------------------
                   Distribution and service plan fees--Note 4:
                   Class A                                                                            212,196             1,085,680
                   Class B                                                                             59,266               187,678
                   Class C                                                                             31,535               157,684
                   -----------------------------------------------------------------------------------------------------------------
                   Transfer and shareholder servicing agent fees--Note 4                              118,340               543,943
                   -----------------------------------------------------------------------------------------------------------------
                   Shareholder reports                                                                 38,757               219,630
                   -----------------------------------------------------------------------------------------------------------------
                   Trustees' fees and expenses--Note 1                                                 20,003               168,562
                   -----------------------------------------------------------------------------------------------------------------
                   Legal and auditing fees                                                             13,102                70,743
                   -----------------------------------------------------------------------------------------------------------------
                   Custodian fees and expenses                                                          8,300                95,373
                   -----------------------------------------------------------------------------------------------------------------
                   Registration and filing fees:
                   Class A                                                                              2,971                35,406
                   Class B                                                                              2,932                10,398
                   Class C                                                                                 35                 2,222
                   -----------------------------------------------------------------------------------------------------------------
                   Other                                                                               33,756                44,847
                                                                                                   ----------           -----------
                   Total expenses                                                                   1,110,337             5,568,877
                                                                                                   ----------           -----------
                   Less assumption of expenses by OppenheimerFunds, Inc.--Note 4                         --                 (38,982)
                                                                                                   ----------           -----------
                   Net expenses                                                                     1,110,337             5,529,895
====================================================================================================================================
Net Investment Income                                                                               6,266,136            34,112,103
====================================================================================================================================
Realized and Unrealized Gain (Loss)
                   Net realized gain (loss) on:
                   Investments                                                                      5,131,991            (6,758,735)
                   Closing of futures contracts                                                    (2,485,316)              976,460
                   Closing and expiration of options written--Note 6                                  799,343               436,513
                                                                                                   ----------           -----------
                   Net realized gain (loss)                                                         3,446,018            (5,345,762)
                   -----------------------------------------------------------------------------------------------------------------
                   Net change in unrealized appreciation or depreciation on investments            (7,579,207)           (5,672,502)
                                                                                                   ----------           -----------
                   Net realized and unrealized loss                                                (4,133,189)          (11,018,264)
====================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                               $2,132,947           $23,093,839
                                                                                                   ==========           ===========

                    1. The Fund changed its fiscal year end from June 30 to August 31.

                    See accompanying Notes to Financial Statements.

                    10  Oppenheimer U.S. Government Trust


                   Statements of Changes in Net Assets                       Two Months
                                                                             Ended Aug. 31,      Year Ended June 30,
                                                                             1996(1)             1996                 1995
====================================================================================================================================
Operations         Net investment income                                     $  6,266,136        $ 34,112,103         $  22,905,201
                   -----------------------------------------------------------------------------------------------------------------
                   Net realized gain (loss)                                     3,446,018          (5,345,762)            2,180,093
                   -----------------------------------------------------------------------------------------------------------------
                   Net change in unrealized appreciation or depreciation       (7,579,207)         (5,672,502)            8,115,444
                                                                               ----------         -----------           ------------
                   Net increase in net assets resulting from operations         2,132,947          23,093,839            33,200,738
====================================================================================================================================
Dividends and Distributions
To Shareholders
                   Dividends from net investment income:
                   Class A                                                     (5,731,651)        (31,382,515)          (22,498,787)
                   Class B                                                       (348,062)         (1,137,105)                 --
                   Class C                                                       (186,423)           (968,691)             (416,947)
                   -----------------------------------------------------------------------------------------------------------------
                   Tax return of capital distribution:
                   Class A                                                           --              (618,306)                 --
                   Class B                                                           --               (37,635)                 --
                   Class C                                                           --               (22,691)                 --
====================================================================================================================================
Beneficial Interest
Transactions
                   Net increase (decrease) in net assets resulting from
                   beneficial interest transactions--Note 2:
                   Class A                                                      2,449,140         202,362,216            (7,455,681)
                   Class B                                                      6,033,028          31,353,131                  --
                   Class C                                                        161,928           7,965,917             6,508,757

====================================================================================================================================
Net Assets        Total increase                                                4,510,907         230,608,160             9,338,080
                   -----------------------------------------------------------------------------------------------------------------
                   Beginning of period                                        554,233,685         323,625,525           314,287,445
                                                                             ------------        ------------         -------------
                   End of period [including undistributed (overdistributed)
                   net investment income of $(90,989), $57,809 and $87,075,
                   respectively]                                             $558,744,592        $554,233,685         $ 323,625,525
                                                                             ============        ============         =============



                   1. The Fund changed its fiscal year end from June 30 to August 31. See accompanying Notes to Financial Statements.

                   11  Oppenheimer U.S. Government Trust


Financial Highlights

                             Class A
                             --------------------------------------------------------
                             Two Months
                             Ended
                             August 31, Year Ended June 30,
                             1996(2)    1996      1995      1994      1993      1992
=====================================================================================
Per Share Operating Data:
Net asset value,
  beginning of period        $9.30      $9.51     $9.20     $9.95     $9.73     $9.25
-------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
Net investment income          .10        .67       .68       .67       .68       .69
Net realized
  and unrealized
  gain (loss)                 (.07)      (.21)      .31      (.74)      .22       .48
                             -----      -----     -----     -----     -----     -----
Total income
  (loss) from
  investment
  operations                   .03        .46       .99      (.07)      .90      1.17
-------------------------------------------------------------------------------------
Dividends and
  distributions
  to shareholders:
Dividends from net
  investment income           (.10)      (.66)     (.68)     (.64)     (.68)     (.69)
Dividends in excess
  of net investment
  income                       --         --        --       (.01)      --        --
Tax return of
  capital distribution         --        (.01)     --        (.03)      --        --
                             -----      -----     -----     -----     -----     -----
Total dividends and
  distributions to
  shareholders                (.10)      (.67)     (.68)     (.68)     (.68)     (.69)
-------------------------------------------------------------------------------------
Net asset value,
  end of period              $9.23      $9.30     $9.51     $9.20     $9.95     $9.73
                             =====      =====     =====     =====     =====     =====

=====================================================================================
Total Return, at
  Net Asset Value(4)          0.42%      4.91%    11.22%    (1.17)%    9.55%    13.05%

=====================================================================================
Ratios/Supplemental Data:

Net assets, end
  of period
  (in thousands)          $503,693   $504,966  $312,607  $310,027  $380,916  $395,863
-------------------------------------------------------------------------------------
Average net assets
  (in thousands)          $508,123   $452,236  $307,306  $355,698  $401,789  $376,532
-------------------------------------------------------------------------------------
Ratios to average
  net assets:
Net investment
  income                      6.64%(5)   7.07%     7.32%     6.61%     6.90%     7.23%
Expenses                      1.09%(5)   1.08%     1.09%     1.14%     1.17%     1.17%
-------------------------------------------------------------------------------------
Portfolio
  turnover rate(6)             5.6%     399.7%    303.5%    139.5%     96.8%    207.8%



Financial Highlights (Continued)

                             Class B              Class C
                             ----------  --------------------------------------------
                             Two Months           Two Months
                             Ended       Period   Ended
                             August 31,  Ended    August 31,  Year Ended June 30,
                             1996(2)     1996(3)  1996(2)    1996    1995      1994(1)
=======================================================================================
Per Share Operating Data:
Net asset value,
  beginning of period        $9.29      $9.40     $9.29     $9.50     $9.19       $9.83
---------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
Net investment income          .09        .56       .09       .60       .61         .33
Net realized
  and unrealized
  gain (loss)                 (.07)      (.11)     (.07)     (.21)      .30        (.64)
                             -----      -----     -----     -----     -----       -----
Total income
  (loss) from
  investment
  operations                   .02        .45       .02       .39       .91        (.31)
---------------------------------------------------------------------------------------
Dividends and
  distributions
  to shareholders:
Dividends from net
  investment income           (.09)      (.55)     (.09)     (.59)     (.60)       (.33)
Dividends in excess
  of net investment
  income                       --         --        --        --        --          --
Tax return of
  capital distribution         --        (.01)      --       (.01)      --          --
                             -----      -----     -----     -----     -----       -----
Total dividends and
  distributions to
  shareholders                (.09)      (.56)     (.09)     (.60)     (.60)       (.33)
---------------------------------------------------------------------------------------
Net asset value,
  end of period              $9.22      $9.29     $9.22     $9.29     $9.50       $9.19
                             =====      =====     =====     =====     =====       =====

=======================================================================================
Total Return, at
  Net Asset Value(4)          0.28%      4.80%     0.28%     4.11%    10.31%      (3.12)%

=======================================================================================
Ratios/Supplemental Data:
Net assets, end
  of period
  (in thousands)           $36,504    $30,737   $18,547   $18,531   $11,019      $4,261
---------------------------------------------------------------------------------------
Average net assets
  (in thousands)           $35,078    $19,227   $18,620   $15,766    $6,503      $2,173
---------------------------------------------------------------------------------------
Ratios to average
  net assets:
Net investment
  income                      5.82%(5)   6.44%(5)  5.90%(5)  6.27%     6.44%       5.97%(5)
Expenses                      1.88%(5)   1.93%(5)  1.84%(5)  1.85%     1.89%       1.96%(5)
---------------------------------------------------------------------------------------
Portfolio
  turnover rate(6)             5.6%     399.7%      5.6%    399.7%    303.5%      139.5%




1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.

2. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from July 21, 1995 (inception of offering) to June 30, 1996.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $107,275,488 and $38,439,764, respectively. For the years ended June 30, 1996 and 1995, purchases and sales of investment securities included mortgage "dollar-rolls." See accompanying Notes to Financial Statements.


12 & 13 Oppenheimer U.S. Government Trust

Notes to Financial Statements

================================================================================
1. Significant
Accounting Policies

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 15, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from June 30 to August 31. Accordingly, these financial statements include information for the two month period from July 1, 1996 to August 31, 1996. The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid price is used.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 1996, the Fund had entered into outstanding when-issued or forward commitments of $202,264,794.

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

14  Oppenheimer U.S. Government Trust

================================================================================
1. Significant Accounting
Policies (continued)

Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At August 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $32,073,000 which expires between 1998 and 2004.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the two months ended August 31, 1996, a provision of $544 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $213,863 at August 31, 1996.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the two months ended August 31, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the two months ended August 31, 1996, amounts have been reclassified to reflect an increase in accumulated net realized loss on investments of $1,106,358, a decrease in undistributed net investment income of $148,798, and an increase in paid-in capital of $1,255,156.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the average life of the respective securities. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15  Oppenheimer U.S. Government Trust

================================================================================
2. Shares of
Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                                 Two Months Ended
                                                 August 31, 1996(2)           Year Ended June 30, 1996(1)   Year Ended June 30, 1995
                                                 -------------------------    ---------------------------   ------------------------
                                                 Shares       Amount          Shares       Amount           Shares      Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                             1,923,780   $ 17,886,206    10,356,711   $  98,293,347    7,076,177   $ 65,369,039
Dividends reinvested                               493,845      4,572,687     2,643,981      25,030,137    1,868,269     17,288,287
Issued in connection with the
acquisition of:
Oppenheimer Mortgage Income
Fund--Note 7                                          --             --       8,262,838      77,918,563         --             --
Quest for Value U.S. Government
Income Fund--Note 7                                   --             --      10,598,976     101,114,231         --             --
Connecticut Mutual Government
Account--Note 7                                       --             --       5,008,473      46,829,224         --             --
Redeemed                                        (2,152,748)   (20,009,753)  (15,453,509)   (146,823,286)  (9,758,134)   (90,113,007)
                                                ----------   ------------   -----------   -------------   ----------   ------------
Net increase (decrease)                            264,877   $  2,449,140    21,417,470   $ 202,362,216     (813,688)  $ (7,455,681)
                                                ==========   ============   ===========   =============   ==========   ============

------------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                               769,313   $  7,144,526     2,376,966   $  22,507,322         --     $       --
Dividends reinvested                                26,786        247,712        81,288         766,568         --             --
Issued in connection with the
acquisition of:
Oppenheimer Mortgage Income
Fund--Note 7                                          --             --         683,099       6,434,794         --             --
Quest for Value U.S. Government
Income Fund--Note 7                                   --             --         967,755       9,222,705         --             --
Connecticut Mutual Government
Account--Note 7                                       --             --          10,367          96,832         --             --
Redeemed                                          (146,276)    (1,359,210)     (811,911)     (7,675,090)        --             --
                                                ----------   ------------   -----------   -------------   ----------   ------------
Net increase                                       649,823   $  6,033,028     3,307,564   $  31,353,131         --     $       --
                                                ==========   ============   ===========   =============   ==========   ============

------------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                               209,265   $  1,946,901     1,386,839   $  13,136,459    1,086,358   $ 10,120,239
Dividends reinvested                                16,389        151,584        85,473         807,582       35,316        327,690
Issued in connection with the
acquisition of Quest for Value U.S.
Government Income Fund--Note 7                        --             --         284,411       2,710,439         --             --
Redeemed                                          (209,156)    (1,936,557)     (921,932)     (8,688,563)    (425,453)    (3,939,172)
                                                ----------   ------------   -----------   -------------   ----------   ------------
Net increase                                        16,498   $    161,928       834,791   $   7,965,917      696,221   $  6,508,757
                                                ==========   ============   ===========   =============   ==========   ============

1. For the year ended June 30, 1996 for Class A and Class C shares and for the period from July 21, 1995 (inception of offering) to June 30, 1996 for Class B shares.

2. The Fund changed its fiscal year end from June 30 to August 31.


================================================================================
3. Unrealized Gains and
Losses on Investments

At August 31, 1996, net unrealized depreciation on investments of $5,920,882 was composed of gross appreciation of $7,328,830, and gross depreciation of $13,249,712.


16  Oppenheimer U.S. Government Trust

================================================================================
4. Management Fees and
Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of aggregate net assets, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of aggregate net assets over $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     The Manager reimbursed the Fund for SEC fees incurred in connection with the acquisition of Quest for Value U.S. Government Income Fund.

     For the two months ended August 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $119,450, of which $35,853 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $130,843 and $9,765, of which $6,477 and $1,030, respectively, was paid to an affiliated broker/dealer. During the two months ended August 31, 1996, OFDI received contingent deferred sales charges of $9,733 and $2,260, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the two months ended August 31, 1996, OFDI paid $23,299 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the two months ended August 31, 1996, OFDI paid $1,511 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $50,535 and $14,173, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At August 31, 1996, OFDI had incurred unreimbursed expenses of $1,139,137 for Class B and $254,802 for Class C.


17  Oppenheimer U.S. Government Trust

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     At August 31, 1996, the Fund had outstanding futures contracts to buy and sell debt securities as follows:


                                                                                                         Unrealized
                                                      Number of                Valuation as of           Appreciation
Contracts to Buy                  Expiration Date     Futures Contracts        August 31, 1996          (Depreciation)
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                     9/96               595                   $ 63,850,938           $(2,578,844)

Contracts to Sell
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.                      9/96               776                     81,322,375             1,343,844
U.S. Treasury Nts.                      9/96             1,080                    114,648,750             3,104,094
                                                                                                        -----------
Total Unrealized Appreciation                                                                           $ 1,869,094
                                                                                                        ===========


================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the two months ended August 31, 1996 was as follows:

                                                     Put Options
                                                     ---------------------------
                                                     Number of       Amount of
                                                     Options          Premiums
--------------------------------------------------------------------------------
Options outstanding at June 30, 1996                      --        $      --
--------------------------------------------------------------------------------
Options written                                            833        1,119,344
--------------------------------------------------------------------------------
Options closed or expired                                 (833)      (1,119,344)
                                                    ----------      -----------
Options outstanding at August 31, 1996                    --        $      --
                                                    ==========      ===========


18  Oppenheimer U.S. Government Trust

================================================================================
7. Acquisition of Oppenheimer
Mortgage Income Fund,
Quest for Value U.S.
Government Income Fund
And Connecticut Mutual
Government Account

On July 28, 1995, the Fund acquired all of the net assets of Oppenheimer Mortgage Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Mortgage Income Fund shareholders on July 12, 1995. The Fund issued 8,262,838 and 683,099 shares of Class A and Class B beneficial interest, respectively, valued at $77,918,563 and $6,434,794 in exchange for the net assets, resulting in combined Class A net assets of $385,440,401 and Class B net assets of $6,806,465 on July 28, 1995. The net assets acquired included net unrealized appreciation of $844,310. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

     On November 24, 1995, the Fund acquired all of the net assets of Quest for Value U.S. Government Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value U.S. Government Income Fund shareholders on November 16, 1995. The Fund issued 10,598,976, 967,755, and 284,411 shares of Class A, Class B, and Class C beneficial interest, respectively, valued at $101,114,231, $9,222,705 and $2,710,439 in exchange for the net assets, resulting in combined Class A net assets of $518,859,988, Class B net assets of $21,270,443, and Class C net assets of $16,422,311 on November 24, 1995. The net assets acquired included net unrealized depreciation of $533,506. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

     On April 26, 1996, the Fund acquired all of the net assets of Connecticut Mutual Government Account, pursuant to an Agreement and Plan of Reorganization approved by the Connecticut Mutual Government Account shareholders on April 24, 1996. The Fund issued 5,008,473 and 10,367 shares of Class A and Class B beneficial interest, respectively, valued at $46,829,224 and $96,832 in exchange for the net assets, resulting in combined Class A net assets of $513,892,599 and Class B net assets of $28,393,161 on April 26, 1996. The net assets acquired included net unrealized depreciation of $184,154. The exchange qualifies as a tax-free reorganization for federal income tax purposes.


19  Oppenheimer U.S. Government Trust

Independent Auditors' Report

================================================================================

The Board of Trustees and Shareholders of Oppenheimer U.S. Government Trust:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer U.S. Government Trust as of August 31, 1996, and the statements of operations for the two month period then ended and the year ended June 30, 1996, the statements of changes in net assets for the two month period ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the two month period ended August 31, 1996 and for each of the years in the five year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 1996, the results of its operations for the two month period then ended and the year ended June 30, 1996, the changes in its net assets for the two month period ended August 31, 1996 and the years ended June 30, 1996 and 1995, and the financial highlights for the two month period ended August 31, 1996 and each of the years in the five year period ended June 30, 1996, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Denver, Colorado
September 23, 1996


20  Oppenheimer U.S. Government Trust

Federal Income Tax Information   (Unaudited)

================================================================================

In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service. None of the dividends paid by the Fund during the period ended August 31, 1996 are eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


21  Oppenheimer U.S. Government Trust

Oppenheimer U.S. Government Trust

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Sidney M. Robbins, Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         David A. Rosenberg, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio
Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein


This is a copy of a report to shareholders of Oppenheimer U.S. Government Trust. This report must be preceded or accompanied by a Prospectus of Oppenheimer U.S. Government Trust. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


22  Oppenheimer U.S. Government Trust

OppenheimerFunds Family

================================================================================
OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $50 billion under OppenheimerFunds' management and that of our affiliates.

     At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.


=================================================================================================
Stock Funds              Global Emerging Growth Fund            Growth Fund
                         Enterprise Fund(2)                     Global Fund
                         International Growth Fund              Quest Global Value Fund
                         Discovery Fund                         Disciplined Value Fund
                         Quest Small Cap Value Fund             Oppenheimer Fund
                         Gold & Special Minerals Fund           Value Stock Fund
                         Target Fund                            Quest Value Fund

=================================================================================================
Stock & Bond Funds       Main Street Income & Growth Fund       Equity Income Fund
                         Quest Opportunity Value Fund           Disciplined Allocation Fund
                         Total Return Fund                      Asset Allocation Fund
                         Quest Growth & Income Value Fund       Strategic Income & Growth Fund
                         Global Growth & Income Fund            Bond Fund for Growth

=================================================================================================
Bond Funds               International Bond Fund                Bond Fund
                         High Yield Fund                        U.S. Government Trust
                         Champion Income Fund                   Limited-Term Government Fund
                         Strategic Income Fund

=================================================================================================
Municipal Funds          California Municipal Fund(3)          Insured Municipal Fund
                         Florida Municipal Fund(3)             Intermediate Municipal Fund
                         New Jersey Municipal Fund(3)
                         New York Municipal Fund(3)            Rochester Division
                         Pennsylvania Municipal Fund(3)        Rochester Fund Municipals
                         Municipal Bond Fund                   Limited Term New York Municipal Fund

=================================================================================================
Money Market Funds(4)    Money Market Fund                     Cash Reserves

=================================================================================================
LifeSpan                 Growth Fund                           Income Fund
                         Balanced Fund

1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

2. Effective 4/1/96, the Fund is closed to new investors.

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


23  Oppenheimer U.S. Government Trust

[BACK COVER]

Information

General Information
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions
1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OppenheimerFunds
Information Hotline

24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104

RA0220.001.0896       October 31, 1996

[PHOTO OF CUSTOMER SERVICE REPRESENTATIVE]

Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today--we're here to help.

--------------------------------------------------------------------------------
[LOGO] OppenheimerFunds(R)
OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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